Exhibit 10.20

RESTATED LICENSE AGREEMENT
This Restated License Agreement (“Agreement”) made this 15th day of August, 2015, and is effective as of December 12, 2011 (the “Effective Date”), by and between Northwestern University, an Illinois not-for-profit corporation with a principal place of business at 633 Clark Street, Evanston, Illinois 60208 (hereinafter referred to as “Northwestern”) and Exicure, Inc., with a principal place of business at 8045 Lamon Avenue, Suite 410, Skokie, IL 60077 (hereinafter referred to as “Licensee”), formerly known as AuraSense Therapeutics, LLC and AuraSense Therapeutics, Inc.
WITNESSETH
WHEREAS, Northwestern has certain patent rights and know-how relating to nanotechnology-based and microtechnology-based therapeutics and, in particular, the Northwestern technology set forth in Appendices A & B disclosed by Chad A. Mirkin (“Dr. Mirkin”) or C. Shad Thaxton (“Dr. Thaxton”), that Northwestern desires to have developed and commercialized to benefit the public and is willing to grant a license hereunder.
WHEREAS, Licensee has acquired certain of these patent rights via the Partial Assignment of License Agreement effective December 12, 2011 between AuraSense, LLC and AuraSense Therapeutics, LLC (as amended June 13, 2013, May 8, 2014, October 28, 2014, January 29, 2015, February 17, 2015 and May 18, 2015) regarding the License Agreement effective September 23, 2009, between AuraSense, LLC and Northwestern University (“Northwestern”) as amended March 22, 2010, November 4, 2010, twice on March 8, 2011, September 12, 2011, and December 9, 2011, and the June 5, 2013 Letter of Understanding (collectively the “Original License Agreement”) which the parties wish to restate in one document as this Agreement.
WHEREAS, Licensee has represented to Northwestern that Licensee has the unique expertise, experience, and resources necessary to enable Licensee to commit itself to a thorough, vigorous and diligent program to develop and subsequently manufacture, market and sell products utilizing the patent rights and know-how.
NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree that this Agreement is a restatement of the Original License Agreement between the parties hereto, and including any other written agreement between the parties hereto with an effective date prior to or on the Effective Date (other than the Original License Agreement) constitutes the entire, final, complete and exclusive agreement between the parties with respect to the subject matter of this Agreement, and the parties further agree as follows:
ARTICLE 1 – DEFINITIONS
1.1    “Affiliate” shall mean any entity (including any entity acquired or created after December 12, 2011) that directly or indirectly owns or controls, is owned or controlled by, or is under common ownership or control with a party. For the purposes of this definition, “ownership” or “control” mean: (a) possession, or the right to possession, of at least 50% of the voting stock of a corporation; (b) the power to direct the management and policies of the entity; (c) the power to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

appoint or remove a majority of the board of directors; or (d) the right to receive 50% or more of the profits or earnings of the entity.
1.2    “Confidential Information” shall mean any information or materials disclosed by a party (“Disclosing Party”) to the other party (“Receiving Party”) identified in writing as confidential at the time of disclosure or, if first disclosed orally, identified as confidential at the time of disclosure and confirmed in writing within thirty (30) days. Confidential Information does not include any information or materials that are: (a) already known to Receiving Party at the time of disclosure as evidenced by Receiving Party’s written records and that were not acquired directly or indirectly from Disclosing Party; (b) part of the public domain or become part of the public domain other than through acts or omissions of Receiving Party or anyone obtaining the Confidential Information from Receiving Party; (c) disclosed to Receiving Party by a third party who was not and is not under any obligation of confidentiality; or (d) independently developed by Receiving Party without knowledge of or access to the Confidential Information of Disclosing Party as evidenced by Receiving Party’s written records. With respect to the exceptions in (a) and (c): (i) information shall not be deemed already known to Receiving Party under subsection (a) if it was learned from Mirkin/Thaxton Lab Personnel or another person that is associated with both Receiving Party and Disclosing Party (each a “Joint Associate”); and (ii) information shall not be deemed to fall within subsection (c) if the third party from whom Receiving Party received the information is a Joint Associate.
1.3    “Field” shall mean the use of nano-particles, nanotechnology, microtechnology or nano-material-based constructs: (a) as therapeutics or accompanying therapeutics as a means of delivery; and (b) as cosmetics or accompanying cosmetics as a means of delivery. The Field specifically excludes: (i) all subject matter not expressly provided for in the foregoing as those terms are understood in the art as of September 23, 2009; (ii) diagnostics, including without limitation, theradiagnostics; and (iii) all Restricted Subject Matter even if such Restricted Subject Matter would otherwise fall within the Field.
1.4     “Know-How” shall mean unpatented technical information and materials, including Confidential Information, created or reduced to practice by Mirkin/Thaxton Lab Personnel or another inventor of the Patent Rights employed by Northwestern, regarding the subject matter of the Patent Rights in the Field, owned by Northwestern as of September 23, 2009, which the parties are evaluating for patent protection.
1.5    “Licensed Products” shall mean individually or collectively, depending on the specificity of the reference, any product or process: (a) that is covered by a Valid Claim, infringes a Valid Claim or would infringe but for the exception in 35 U.S.C. §271(e)(1), or similar exception in the U.S. or other countries; (b) the development, manufacture, use, sale or importation of which incorporates, uses or is derived from Know-How that is Confidential Information; or (c) meeting the qualifications of both (a) and (b).
1.6    “Minimum Royalty” shall mean ***** of Sublicensee’s Net Sales that correspond with the Licensed Products on which Sublicensee Royalties are based.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.7    “Mirkin/Thaxton Lab Personnel” shall mean Dr. Mirkin, Dr. Thaxton or other employees of Northwestern listed as inventors of the Patent Rights and who are supervised by Dr. Mirkin or Dr. Thaxton in connection with the inventions claimed in the Patent Rights.
1.8    “Net Sales” shall mean the gross amount invoiced by Licensee or any Sublicensee, for the transfer of Licensed Products, less amounts actually paid or allowed with respect to trade credits, discounts, rebates and allowances actually granted on account of price adjustments, rebate programs, promotional programs, billing errors or the rejection or return of goods, sales taxes, tariffs, transportation costs and handling charges, and custom duties. Net Sales on Licensed Products transferred as part of a non-cash exchange or to Sublicensees shall be calculated at the customary sales price or fair market value invoiced to third parties. Net Sales accrue upon the first of invoice or receipt.
1.9    “Patent Rights” shall mean in the Field: (a) those patents and/or patent applications listed on Appendix A and B, incorporated herein by reference; (b) regarding only Appendix A, all U.S. and foreign applications claiming priority thereto, including provisionals, continuations, continuations-in-part (but only to the extent of the subject matter that is described and enabled by a disclosure sufficient to meet the requirements of 35 U.S.C. §112 in a patent or patent application listed in Appendix A) and divisionals unless otherwise provided for expressly in Appendix A; (c) regarding only Appendix B, all U.S. applications claiming priority thereto, including provisionals, continuations, continuations-in-part (but only to the extent of the subject matter that is described and enabled by a disclosure sufficient to meet the requirements of 35 U.S.C. §112 in a patent or patent application listed in Appendix B) and divisionals unless otherwise provided for expressly in Appendix B; and (d) all patents issuing therefrom, including any reexaminations and reissues as well as term extensions of and supplementary protection certificates on any of the foregoing unless otherwise provided for expressly in Appendix A or B.
1.10    “Restricted Subject Matter” shall mean subject matter excluded from the rights granted in this Agreement and for which Northwestern has licensed or has commitments to license or negotiate a license with another party, such as pursuant to an option agreement or sponsored research agreement. With respect to Patent Rights and Know-How listed in Appendices A and B all Restricted Subject Matter as of July 2015 is indicated therein.
1.11    “Sale Proceed(s)” shall mean the total remuneration received by Licensee and/or equity holders, owners, shareholders and/or members of Licensee in connection with a Sale Transaction.
1.12    “Sale Transaction” shall mean the direct or indirect acquisition, or direct or indirect transfer, through one transaction or a series of related transactions, of: (a) all or substantially all of the outstanding equity interests of Licensee, whether measured by voting power or value; or (b) all or substantially all of the assets of Licensee.
1.13    “Sublicensee” shall mean any person or entity, including an Affiliate, to whom Licensee directly or indirectly, other than by assignment of this Agreement in whole or in part

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

pursuant to Article 11: (a) grants or otherwise conveys any rights licensed hereunder; (b) agrees not to assert any of the rights licensed hereunder against; and/or (c) has obtained the agreement of not to practice any of the rights licensed hereunder.
1.14    “Sublicensee Payments” shall mean any remuneration received by Licensee from a Sublicensee, including milestone payments, exclusivity payments, sublicensing fees, and upfront license fees. Sublicensee Payments can take the form of cash, equity and the fair market value (on the date of receipt) of any non-cash, non-equity consideration. Sublicensee Payments shall not include:
(a)Sublicensee Royalties under Section 5.2;
(b)Sale Proceeds or Partial Assignment Proceeds under Section 5.5;
(c)reasonable fees paid for services actually provided by Licensee to Sublicensee;
(d)actual purchase price paid by Sublicensee to Licensee for products other than Licensed Products;
(e)reimbursement by Sublicensee of Licensee's actual and documented patent maintenance, defense, enforcement and/or prosecution costs, including reasonable attorneys' fees; and
(f)actual and documented investments made in Licensee by Sublicensee in exchange for securities of Licensee issued to such Sublicensee, to the extent such investments are not in excess of the then-current fair market value that would be paid in an arms-length transaction for such securities of Licensee.
1.15    “Sublicensee Royalties” shall mean any remuneration received by Licensee that are based on the manufacture, use or transfer of the Licensed Products by any Sublicensee, less Third Party Royalties if and for so long as the Sublicensee is obligated to pay such Third Party Royalties, and provided that in no event shall such Third Party Royalty reduction reduce the amount of any payment to Northwestern of Sublicensee Royalties by more than ***** percent ***** of the amount that otherwise would have been due Northwestern as Sublicensee Royalties for such payment period in such country.
1.16    “Third Party Royalty(ies)” shall mean ***** percent ***** of the royalty amount paid by Sublicensee to a third party under a license agreement for valid patent rights, other than the Patent Rights, which would in Sublicensee's patent counsel's reasonable good-faith opinion be infringed during such payment period upon the manufacture, use, sale or import of the Licensed Products in that country.
1.17    “Valid Claim” shall mean in the applicable country any claim of: (a) a pending application within the Patent Rights; and/or (b) an issued and unexpired patent included in the Patent

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Rights that has not been held unenforceable, unpatentable or invalid by a decision of a tribunal of competent jurisdiction, that is unappealable or unappealed within the time allowed for appeal.
1.18    “Partial Assignment” means assignment by Licensee of its rights and obligations under this Agreement exclusively in a field of use within the Field pursuant to Article 11 provided that Licensee’s other assets in such field of use within the Field are also assigned to such entity. For purposes of clarity, there may be more than one Partial Assignment, and nothing in this Agreement requires Licensee to assign assets outside the field of use within the Field when assigning assets in the field of use within the Field to an assignee.
1.19    “Partial Assignment Proceeds” shall mean the total remuneration received by Licensee and/or equity holders, owners, shareholders and/or members of Licensee in connection with a Partial Assignment.
ARTICLE 2 – GRANT
2.1    In reliance upon the representations made to Northwestern by Licensee that Licensee has the unique experience, expertise and resources necessary to enable Licensee to perform its obligations hereunder, and subject to the terms of this Agreement and Licensee's compliance herewith, Northwestern hereby grants to Licensee: (a) an exclusive (except as expressly provided in Article 2) non-transferable (except as provided in Article 11), worldwide license in the Field, with the right to sublicense, under the Patent Rights to make, have made, use, modify, sell, offer for sale and import Licensed Products; and (b) a non-exclusive, non-transferable (except as provided in Article 11), worldwide license in the Field, with the right to sublicense, to use the Know-How to develop, manufacture, have manufactured and sell Licensed Products. For purposes of clarity, nothing in the foregoing shall be construed to include Restricted Subject Matter or any right, title or interest of a third party. Northwestern has provided Licensee reasonable access to Know-How in Dr. Mirkin’s and Dr. Thaxton’s laboratories but otherwise shall have no further obligations regarding the Know-How, including as to its transfer, which is done on an AS IS, WHERE IS basis. Nothing herein shall constitute a sale. All tangible materials included in the Know-How are provided in bailment. This Agreement does not authorize the manufacture, use, sale or import of any products or processes other than Licensed Products made, used, sold and imported in compliance with this Agreement.
2.2    The grant under Section 2.1 is subject to the obligations to and the rights of the U.S. Government under any and all applicable laws, regulations, and executive orders including those set forth in 35 U.S.C. §200, et seq. Licensee shall enable Northwestern to comply with all such obligations, including making practical application of each subject invention and by substantially manufacturing all Licensed Products and product made from Licensed Products in the United States unless such requirement is waived by the U.S. Government. Northwestern will cooperate with Licensee, at Licensee's expense, as reasonably requested to seek a waiver where there is substantial evidence to support such waiver.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.3    Northwestern on behalf of itself and all inventors of Patent Rights retains the right to practice and have practiced the Patent Rights and Know-How for research, teaching and/or other educationally related purposes, including the right to distribute materials for such purposes. Northwestern shall have the right to publish the results of its research related to Patent Rights, Know-How or Licensed Products provided Northwestern does not publish Confidential Information of Licensee without permission.
2.4    The grant of this license does not obligate Northwestern or any inventor of Patent Rights to make available to Licensee, its Sublicensees or Affiliates for their own use and benefit, Northwestern space, facilities, lab notebooks, students and services, unless otherwise stated in a separate contractual agreement between Northwestern and Licensee.
2.5    Northwestern reserves all rights not expressly granted in Section 2.1. Nothing contained in this Agreement shall be construed as conferring, by implication, estoppel or otherwise, upon either party, any party in privity with a party, or any customer of any of the foregoing, any right, title or interest under any Patent Rights or other intellectual or tangible property right at any time, except for those rights expressly granted in Article 2. Further and notwithstanding anything to the contrary, Licensee agrees that Northwestern has not granted any right to sell or offer for sale any subject matter claimed in the Patent Rights other than those specific Licensed Products for which Licensee has obtained and maintains its license hereunder. Licensee shall notify all entities of the Field to prevent exhaustion of Patent Rights outside the Field.
2.6    If Licensee elects to have Licensed Products made for it, it shall provide notice to Northwestern of the same, with the contact information for the subcontractor and the specific Licensed Products the subcontractor is manufacturing. All subcontracts granted by Licensee shall be consistent with the terms and conditions of this Agreement or shall be null and void. Licensee shall remain liable for, and Northwestern shall have the right to audit, subcontractor(s)’ compliance with the terms of this Agreement.
2.7    The license granted in Section 2.1 includes the right to grant sublicenses of the rights licensed to Licensee under this Agreement. All sublicenses granted by Licensee shall be consistent with all terms and conditions of this Agreement or shall be null and void. Each sublicense shall terminate upon termination of this Agreement unless Northwestern provides written notice that it desires to assume such agreement(s) and further provided the terms of such sublicense are thereby amended so that Northwestern has no obligations under such agreement greater than its obligations to Licensee hereunder. Licensee shall provide Northwestern prompt notification and a copy of each sublicense agreement within thirty (30) days of execution. Any Affiliate of Licensee that desires to practice any of the rights licensed by Northwestern hereunder must enter into a sublicense agreement unless Licensee assigns its assets to such Affiliate, including its rights and obligations under this Agreement, in whole or exclusively in a field of use within the Field pursuant to Article 11. Licensee shall have the same responsibility for the activities of any Sublicensee as if the activities were directly those of Licensee and shall be liable for Sublicensees' compliance with the terms and conditions of this Agreement. Sublicenses granted hereunder shall not be transferable, including by direct assignment or by further sublicensing, or indirectly by operation of law or transfer of

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

voting control of a Sublicensee, without the prior written approval of Northwestern. In all cases, Licensee shall remain responsible for ensuring that all Sublicensees comply with the financial and reporting obligations in this Agreement, and Licensee shall be responsible for collecting requisite payments and information from Sublicensees and providing such information to Northwestern in accordance with the terms of this Agreement. Each sublicense agreement shall name Northwestern as a third party beneficiary.
2.8    “Reverted Subject Matter” means Restricted Subject Matter in the Field for any of the Patent Rights that becomes available for licensing by Northwestern during the term of this Agreement.
2.8.1    Upon written request by Licensee received by Northwestern not more than ten (10) days from notice by Northwestern of Reverted Subject Matter becoming available (“RSM Option Period”), Northwestern agrees for a period of sixty (60) days following any such request (“Option Negotiation Period”) to negotiate exclusively and in good faith with Licensee for an exclusive, worldwide license, with right to sublicense, under the patent rights claiming the Reverted Subject Matter. Licensee shall pay all patent expenses incurred by Northwestern to prepare, file, prosecute and maintain the Reverted Subject Matter during such Option Negotiation Period. Time is of the essence to develop and commercialize the Reverted Subject Matter and as such, if Northwestern: (a) does not receive written notice within the RSM Option Period that Licensee exercises its option, then Northwestern shall have no further obligation to Licensee regarding the Reverted Subject Matter; or (b) receives notice during the RSM Option Period, but the parties fail to enter into a license agreement during the Option Negotiation Period, then Northwestern shall have no further obligation to Licensee regarding the Reverted Subject Matter, including to continue to file, prosecute, maintain, enforce or defend the Patent Rights on the Reverted Subject Matter or comply with Section 7.2 regarding the foregoing, except solely as set forth in Section 2.8.2, and nothing in Section 2.8.2 requires that Northwestern continue to file, prosecute, maintain, enforce or defend the Patent Rights on the Reverted Subject Matter or comply with Section 7.2 regarding the foregoing. For the purpose of clarity, nothing in this Section 2.8.1 relieves Northwestern of its obligations under Sections 2.8.2 and 7.2 with respect to any licensed subject matter in the Patent Rights other than such unlicensed Reverted Subject Matter.
2.8.2    During the term of this Agreement, in the event that Northwestern desires to enter into a commercial license agreement with any third party under the Reverted Subject Matter, whether such proposed arrangement is initiated by Northwestern or by any such third party, Northwestern shall first provide Licensee written notice of the third party offer (“Offer Notice”). The Offer Notice will specify the royalty rates, territory, definition of licensed products and other material terms for the proposed arrangement representing a bona fide offer that is commercially reasonable under the circumstances of the proposed license, but is not required to name the third party. The Offer Notice is Confidential Information of Northwestern. Licensee shall have ten (10) days following receipt of such notice from Northwestern to evaluate whether it wishes to enter into an arrangement with Northwestern upon the material terms as set forth in the Offer Notice (the “Offer Period”), and if it notifies Northwestern in writing of its intent to enter into such arrangement,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

then Northwestern agrees for a period of sixty (60) days following such notice (“First Refusal Negotiation Period”) to negotiate exclusively and in good faith the terms of a license agreement under the patent rights claiming the Reverted Subject Matter with Licensee. Licensee shall pay all patent expenses incurred by Northwestern to prepare, file, prosecute and maintain the Reverted Subject Matter during the First Refusal Negotiation Period. Time is of the essence to develop and commercialize the Reverted Subject Matter and as such, if Licensee fails to notify Northwestern during the Offer Period of its intent to negotiate, or the parties otherwise fail prior to the expiration of the First Refusal Negotiation Period to enter into such an arrangement for the Reverted Subject Matter as set forth in the material terms of the Offer Notice, then Northwestern may pursue a contractual arrangement with the third party upon the royalty rates and material terms of the Offer Notice; provided however; that Northwestern may only license the Reverted Subject Matter at royalty rates equal to or greater than those stated in the Offer Notice, and on material terms regarding the Reverted Subject Matter no more favorable to such third party than the material terms included in that Offer Notice to Licensee.
ARTICLE 3 - CONFIDENTIAL INFORMATION
3.1    Each Receiving Party shall use the Confidential Information solely as required to exercise its rights and perform its obligations as contemplated in this Agreement. Unless expressly provided in this Section or Sections 3.2, 3.3 or 3.4, Receiving Party shall not use, disclose or otherwise make available Confidential Information to third parties for five (5) years after the disclosure hereunder of such Confidential Information. Any Confidential Information disclosed pursuant to the CDA pertaining to the subject matter of this Agreement shall be governed hereby as further described in Section 14.3. Receiving Party agrees to treat all Confidential Information with the same degree of care it employs to protect its own confidential information but in no event less than a reasonable standard of care. Licensee shall not be entitled to any protection for Confidential Information disclosed to Northwestern unless such Confidential Information is disclosed to the Executive Director of INVO, in accordance with Article 13, or to his/her designee as authorized in writing.
3.2    To the extent it is reasonably necessary or desirable to fulfill its obligations or exercise its rights under this Agreement, Licensee may disclose Confidential Information to any entity with a need to know such Confidential Information on the condition that each such entity agrees: (a) to maintain Confidential Information for at least as long as and to the same extent as Licensee is required; and (b) is permitted to use the Confidential Information only to the extent Licensee is entitled to use the Confidential Information. Licensee shall not be deemed to have violated its obligations of confidentiality hereunder to the extent that Confidential Information can be reverse engineered or discerned from the Licensed Products themselves. If Receiving Party is required by law, regulation (excluding for purposes of clarity patent office requirements, and submissions to the FDA and similar regulatory bodies in foreign jurisdictions) or court order to disclose any of the Confidential Information, it shall: (i) promptly notify Disclosing Party; (ii) reasonably assist Disclosing Party to obtain a protective order or other remedy of Disclosing Party’s election; (iii) provide Disclosing Party prior review of any disclosure; (iv) only provide that portion of the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Confidential Information that is legally required; and (v) make reasonable efforts to obtain reliable assurance that the Confidential Information shall be maintained in confidence.
3.3    This Agreement may be distributed solely: (a) to those employees, principals, officers, agents, potential sublicensees, Sublicensees, potential and actual assignees and independent contractors of Northwestern, Licensee and its Sublicensees who have a need to know its contents; (b) to those persons whose knowledge of its contents will facilitate performance of the obligations of the parties under this Agreement; (c) to those persons, if any, whose knowledge of its contents is essential in order to permit Licensee or Northwestern to maintain or secure the benefits under policies of insurance; (d) by Licensee to those persons as may be necessary or desirable to obtain financing of or investment in its or its Affiliates’ operations directed at developing and commercializing Licensed Products; and (e) as may be required by law or regulation or by court or administrative agency order.
3.4    Subject to Northwestern’s obligations regarding Licensee’s Confidential Information, Northwestern will be free to publish the results of any research conducted at Northwestern related to the Patent Rights, Know-How or Licensed Products and use any such information for purposes of non-commercial research, teaching, and other educational purposes.
ARTICLE 4 - MILESTONES AND DUE DILIGENCE
4.1    Licensee hereby represents that Licensee has the unique experience, expertise and resources necessary to enable Licensee to perform its obligations hereunder. Licensee has submitted to Northwestern a preliminary development and business plan that sets forth an outline of Licensee’s intended efforts to develop and commercialize Licensed Products. Such plan shall include a summary of personnel, expenditures and estimated timing for the development of Licensed Products and estimates of the market potential for Licensed Products. Northwestern acknowledges that due to long development times, development risks and regulatory requirements and processes, such business plan will necessarily rely on and utilize estimates and assumptions that may or may not be realized due to future market demands or conditions.
4.2    In addition to Licensee’s obligations set forth in Section 2.2, Licensee shall use commercially reasonable efforts, consistent with demand in the marketplace, regulatory procedures, and industry conditions and development timelines, by itself or through strategic relationships to research and develop Licensed Products, and following development to effectively exploit, market and manufacture Licensed Products to meet anticipated customer demand. Licensee shall provide annual progress reports to Northwestern within thirty (30) days of each anniversary of December 12, 2011 describing Licensee’s research and development efforts in the development and commercialization of Licensed Products during the preceding year on a Northwestern disclosure of invention number by Northwestern disclosure of invention number basis and an updated development and business plan for the next annual period accompanied with a summary thereof in a form substantially similar to the commercial development plan and summary report as set forth in Appendix C.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.3    In the event, and in addition to other rights and remedies available to Northwestern, an annual progress report is late, incomplete or Licensee’s performance is otherwise not in compliance with Article 4, Northwestern shall be entitled upon notice to act pursuant to Section 10.4, unless Licensee cures such defect set forth in the notice within thirty (30) days receipt of such notice.
ARTICLE 5 – PAYMENT AND REPORTS
5.1    On a quarterly basis, Licensee shall pay to Northwestern a royalty of ***** of Net Sales of Licensed Products sold or otherwise transferred by Licensee in the Field defined in Section 1.3. The royalty rate for Licensed Products defined under only subsection (b) of the definition of Licensed Products shall be one-half of the applicable rate set forth in this Section. For purposes of clarity, Third Party Royalties shall not apply to any payment obligations under this Section 5.1.
5.2    On a quarterly basis, Licensee shall pay to Northwestern ***** of all Sublicensee Royalties received by Licensee during the calendar quarter; provided that in the event such owed amount is less than the Minimum Royalty, then for such quarter and notwithstanding anything to the contrary, Licensee shall pay Northwestern the Minimum Royalty instead. No multiple royalties shall be payable hereunder for multiple transfers of the same single unit of Licensed Product.
5.3    In the event Licensed Product is sold in combination with other therapeutically active products (a “Combination Product”), then Net Sales applicable shall be determined as follows:
A /(A+B) multiplied by Net Sales of the Combination Product, where:

A =	Standard sales price of the Licensed Product in the given country

B =	Standard sales price of the therapeutically active product that is contained in the Combination Product in the given country.
In the event in a given country: (a) the other therapeutically active product in such Combination Product is not sold separately in such country, Net Sales shall be adjusted by multiplying actual Net Sales of such Combination Product by the fraction A/C, where C is the standard sales price in such country of such Combination Product; or (b) if a Licensed Product is not sold separately, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction (C-B)/C, where B is the standard sales price in such country of the other therapeutically active product in the Combination Product and C is the standard sales price in such country of the Combination Product. The standard sales price for the Licensed Product and for each other therapeutically active product shall be for a quantity comparable to that used in such Combination Product and of the same class, purity and potency. If, in a specific country, both a Licensed Product and the therapeutically active product in such Combination Product are not sold separately, a fair market price for such Licensed Product and such other therapeutically active product shall be negotiated by the parties in good faith.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.4    Upon receipt of an invoice, Licensee shall pay to Northwestern an annual license fee of ***** by each of September 10, 2011, September 10, 2012 and September 10, 2013 and ***** by each September 10 thereafter for the rest of the term of this Agreement. Licensee will be entitled to offset the annual license fees paid against future royalties payable to Northwestern under Sections 5.1 or 5.2, with any remaining amount of annual payments rolled over to succeeding quarters until depleted. In the event that Licensee makes a Partial Assignment pursuant to Article 11, Licensee is not required to assign, but may expressly include an obligation to assume, this obligation to pay all or any portion of these annual license fees.
5.5    (a)    In the event Licensee consummates a Sale Transaction of the Field defined in Section 1.3(b), Licensee shall pay to Northwestern upon the closing date of such Sale Transaction ***** percent ***** of the Sale Proceeds. In the event the Sale Proceeds received in connection with a Sale Transaction are paid in either stock of the acquiror or a combination of cash and stock of the acquiror, the Sales Proceeds owed to Northwestern shall be determined in the same distributable proportions of cash and stock as received by the equity holders, owners, shareholders and members of Licensee. Once Licensee has paid Sales Proceeds under this Section 5.5(a), Northwestern shall not be entitled to any Sales Proceeds in connection with future Sales Transactions involving Licensee.
(b)In the event Licensee makes a Partial Assignment of the Field defined in Section 1.3(b), Licensee shall pay to Northwestern upon the effective date of each such Partial Assignment an amount equal to ***** percent ***** of the Partial Assignment Proceeds. In the event the Partial Assignment Proceeds received in connection with a Partial Assignment are paid in stock or a combination of cash and stock, the Partial Assignment Proceeds owed to Northwestern shall be determined in the same distributable proportions of cash and stock as received by Licensee and/or the equity holders, owners, shareholders and/or members of Licensee. For purposes of clarity, regardless of whether Licensee elects to make one or more Partial Assignments and pays Partial Assignment Proceeds to Northwestern in connection therewith, Licensee is obligated to pay Sales Proceeds upon the Sales Transaction of Licensee itself.
(c)In the event Licensee makes a Partial Assignment pursuant to Article 11, Licensee is not required to assign its obligation to pay Sales Proceeds regarding a subsequent Sales Transaction or Partial Assignment Proceeds under this Section 5.5.
5.6    Licensee shall pay or cause to be paid to Northwestern ***** of all Sublicensee Payments thereafter received by Licensee during the term of this Agreement. Licensee shall remit to Northwestern its share of Sublicensee Payments within forty-five (45) days of receipt from a Sublicensee. In the event the Sublicensee Payments are paid to Licensee in stock or a combination of cash and stock, the Sublicensee Payments owed to Northwestern shall be determined in the same distributable proportions of cash and stock as received by Licensee.
5.7    Licensee shall pay all withholding or similar tax required by law or regulation to the appropriate government authority, and is entitled to deduct such amounts paid from the amount due Northwestern, provided that Licensee secures and sends to Northwestern the best available evidence

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

of such payment sufficient to enable Northwestern to obtain a deduction for such withheld taxes or obtain a refund thereof. If Licensee makes any payment without reduction for withholding and it later transpires that an amount of tax should have been withheld on such royalty payment, Licensee shall be entitled to recover the under-withheld tax by an additional withholding from any payment due to Northwestern under this Agreement. Similarly, if Licensee withholds an amount of tax which is later determined to have not been due, Licensee shall reimburse Northwestern for such over withheld amounts.
5.8    The patent applications and patents within the Patent Rights in existence as of the July 2015 have been listed on Appendices A and B. After the Effective Date and during the term of the Agreement, the parties contemplate several changes of status for the rights listed on Appendix A and B, including that: (a) patent applications within the Patent Rights may be filed therefrom; (b) the reimbursement status of any given patent application or patent of the Patent Rights may change. The parties agree that Licensee is obligated to reimburse all unreimbursed patent expenses incurred by Northwestern to prepare, file, prosecute and maintain the Patent Rights even in the event an Appendix attached hereto does not reflect the then-current status of the rights. Northwestern shall indicate any requirement to change the listings on the Appendices in the invoice for such expenses. Each anniversary of the Effective Date, the parties shall amend the Appendices to reflect the then-current status of the Patent Rights. In the event that Licensee makes a Partial Assignment pursuant to Article 11, Licensee is not required to assign, but may expressly include an obligation to assume, the payment obligations in this Section 5.8 (including Sections 5.8.1 and 5.8.2) with respect to all or any portion of the Patent Rights that are the subject of such Partial Assignment.
5.8.1    Within 30 days receipt of each invoice, Licensee shall pay to Northwestern: (a) 100% of the patent expenses during the term of this Agreement to prepare, file, prosecute, maintain, enforce and defend the Patent Rights set forth in Appendix A; and (b) 50% of the patent expenses during the term of this Agreement to prepare, file, prosecute, maintain, enforce and defend the Patent Rights set forth in Appendix B unless modified by the terms of Articles 7 and 8.
5.8.2    Unless a mutually agreeable amount is established per patent application and patent of the Patent Rights, Northwestern shall provide Licensee with reasonable documentation to substantiate the patent expenses owed hereunder to the extent Northwestern can do so without violating any confidentiality obligations owed to any third party, which in no event shall require Northwestern to provide narratives of attorney-client privileged information.
5.9    Unless otherwise provided for herein, within thirty (30) days after the end of each calendar quarter of each year during the term of this Agreement (including the last day of any calendar quarter following the expiration of this Agreement), Licensee shall pay to Northwestern all fees and royalties accruing and owed during such calendar quarter. All payments shall be accompanied by a statement showing all amounts due Northwestern, including Net Sales of each Licensed Product in each country, the applicable royalty rate, and the calculation of the amounts due, including the calculations for any deductions Licensee or any Sublicensee claim and the necessary documentation and fair market valuations related thereto. Licensee shall also provide information showing, on a Northwestern invention disclosure number by invention disclosure

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

number basis, the Net Sales of Licensed Product sold, Sublicensee Payments, Sublicensee Royalties and Partial Assignment Proceeds that relate to or practice each Northwestern invention disclosure number. If no amounts are due, Licensee shall submit a report so stating, provided that no royalty reports shall be due until the first sale of the initial Licensed Product hereunder.
5.10    All amounts referred to in this Agreement are expressed in U.S. dollars and all payments shall be computed and made in U.S. dollars. For purposes of determining the amount of royalties due, the amount of Net Sales in any foreign currency shall be computed by converting such amount into U.S. dollars at the prevailing commercial rate of exchange for purchasing U.S. dollars with such foreign currency in question as published by the Wall Street Journal on the last business day of the calendar quarter for which the relevant royalty payment is to be made by Licensee. Payments more than 15 days late shall bear interest equivalent to the prime rate as published in the Wall Street Journal on the last day of the period to which the payment relates plus 2%. Acceptance of late payments shall not negate or waive Northwestern’s right to seek any other remedy, legal or equitable, to which it may be entitled. Notwithstanding the foregoing, if by reason of any restrictive exchange laws or regulations Licensee or any Sublicensee hereunder shall be unable to convert to U.S. dollars an amount equivalent to the royalty payable by Licensee hereunder in respect of Licensed Product sold for funds other than U.S. dollars, Licensee shall notify Northwestern promptly with an explanation of the circumstances. In such event, all royalties due hereunder in respect of the transaction so restricted (or the balance thereof due hereunder and not paid in funds other than U.S. dollars as hereinafter provided) shall be deferred and paid in U.S. dollars as soon as reasonably possible after, and to the extent that such restrictive exchange laws or regulations are lifted so as to permit such conversion to U.S. dollars, of which lifting Licensee shall promptly notify Northwestern. At its option, Northwestern shall meanwhile have the right to request the payment (to it or to a nominee), and upon such request Licensee shall pay, or cause to be paid, all such amounts (or such portions thereof as are specified by Northwestern) in funds, other than U.S. dollars, designated by Northwestern and legally available to Licensee under such then existing restrictive exchange laws or regulations.
5.11    Licensee shall pay a one-time non-refundable and non-creditable licensing fee of ***** for ***** due March 19, 2015.
ARTICLE 6 – RECORDS AND AUDIT
6.1    Licensee shall keep, and shall cause its Sublicensees to keep, for three (3) years from the date of payment, continuous, complete and accurate records regarding any payment due by Licensee and its Sublicensees in sufficient detail to enable the calculation of such payments to be determined accurately.
6.2    Northwestern shall have the right during this period of three (3) years to appoint, at its expense, an independent certified public accountant to inspect the relevant records of Licensee and its Sublicensees to verify such payments or non-payments. Northwestern shall submit the name of said accountant to Licensee for approval; said approval shall not be unreasonably withheld. Licensee shall make its records and those of its Sublicensees available for inspection by such

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon reasonable notice from Northwestern, to the extent necessary to verify the accuracy of the reports and payments with not more than one (1) inspection per calendar year. If payments are understated by five percent (5%) or more in Licensee’s favor, Licensee shall, within ten (10) days of receipt of the audit report, pay the balance due Northwestern plus all reasonable costs of the audit or inspection and interest at the rate stated in Section 5.10 from the date at which such balance would have otherwise been due and payable. If payments are understated by less than five percent (5%), Licensee shall include such understated amount with the next scheduled payment and interest at the rate stated in Section 5.10.
ARTICLE 7 –PATENT PROSECUTION
7.1    The filing, prosecution and maintenance of the Patent Rights including filing new patent applications on inventions embodied in the Know-How shall be at the sole discretion of Northwestern. Northwestern shall keep Licensee reasonably informed and provide an opportunity to advise and comment on the preparation, prosecution and maintenance of the Patent Rights and shall reasonably consider any comments Licensee provides during such process. Licensee shall reimburse Northwestern for all reasonable, documented costs and expenses associated with the Patent Rights in accordance with Section 5.8. Licensee represents and warrants that it is entitled to “small entity” status and shall immediately inform Northwestern in the event its entity status changes, including as a result of sublicensing efforts.
7.2    If Northwestern determines that: (a) it wishes to abandon subject matter in the Field under the Patent Rights that is not Restricted Subject Matter or Reverted Subject Matter in any patent application or patent within the Patent Rights; or (b) it does not wish to file subject matter in the Field under the Patent Rights that is not Restricted Subject Matter or Reverted Subject Matter in any patent application of the Patent Rights with respect to any country, it shall give prompt written notice to Licensee. If Licensee does not provide written objection to such planned actions within thirty (30) days of such notice from Northwestern (or a shorter period of time where the parties agree in writing) the (“Abandonment Notice Period”), then Northwestern shall have no further obligation with respect to that specific patent application or patent of the Patent Rights, and such patent application or patent of the Patent Rights shall no longer be included in the Patent Rights licensed hereunder. If Licensee provides written objection to such planned actions within the Abandonment Notice Period, then Northwestern agrees to continue prosecution and/or maintenance of the affected patents or applications or file a patent application claiming subject matter in the Field under the Patent Rights that is not Restricted Subject Matter or Reverted Subject Matter. Nothing in this Section shall affect Licensee’s obligation to make payments of applicable costs under Section 5.8.
7.3    If Licensee determines that it wishes to abandon (including by intentional non-payment of maintenance fees or annuities) any patent application or patent within the Patent Rights or not to file on any technology or invention disclosure within the Know-How for which Northwestern provided notice to Licensee that Northwestern intends to file, it shall give prompt written notice to Northwestern, at least sixty (60) days prior to any deadline by which such

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

abandonment shall become effective. In such event, Licensee shall have no further obligation with respect to that specific patent application or patent of the Patent Rights and such patent application or patent shall no longer be included in the Patent Rights licensed hereunder.
7.4    The parties shall cooperate in selecting a patent within the Patent Rights to seek a term extension for or supplementary protection certificate in accordance with the applicable laws of any country for each Licensed Product. Licensee agrees to register and give required notice concerning this Agreement, at its expense, in each country where an obligation under law exists to so register or give notice. Licensee agrees to mark the Licensed Products in such a manner as to conform with the patent laws and practice of any country of use, manufacture, shipment, sale, export or import and provide the notice required by Section 2.5. Upon request from Northwestern, Licensee shall provide evidence of proper marking. Each party agrees to execute any documents and to take any additional actions as the other party may reasonably request in connection with activities under this Article 7.
ARTICLE 8 – INFRINGEMENT
8.1    Each party shall inform the other promptly in writing of any alleged infringement of the Patent Rights by a third party and provide any available evidence thereof. During the term of this Agreement, if: (a) Licensee is the only licensee under the Patent Rights; (b) all licensees elect to join with Licensee; or (c) the alleged infringement is limited to the Field, Licensee shall have the first right, but shall not be obligated, to prosecute at its own expense all infringements of the Patent Rights in its Field, provided that such Patent Rights are not also licensed to another party outside the Field who has not agreed to join with Licensee, in each case, without expense to Northwestern. Northwestern shall be included as a party plaintiff in such action upon request of Northwestern, and at the expense of Northwestern. If Northwestern does not request to join the action but rather is compelled to join as a necessary party, Northwestern will remain in the suit without expense to Northwestern. The total cost of any such infringement action commenced or defended solely by Licensee, Licensee and other licensees, or where Northwestern is joined involuntarily as a necessary party, shall be borne by Licensee. Licensee shall keep any recovery or damages derived therefrom; after reimbursing Northwestern’s reasonable out-of-pocket legal costs and expenses incurred in the action, including attorneys’ fees for activities that are not substantially duplicative of those of Licensee’s counsel, on a pro-rata basis with Licensee’s reasonable out-of-pocket legal costs and expenses, including attorneys’ fees, incurred in the action.
8.2    If within six (6) months after having been notified of any alleged infringement, Licensee has been unsuccessful in persuading the alleged infringer to desist or has not otherwise brought and diligently is pursuing an infringement action, or if Licensee notifies Northwestern at any time prior thereto of its intention not to bring suit against any alleged infringer, then, Northwestern shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the Patent Rights or defense of a declaratory judgment claim or counterclaim and may include Licensee as a party plaintiff in such action. The total cost of any infringement or declaratory judgment action commenced or defended solely by Northwestern, or where Licensee is joined involuntarily as a necessary party, shall be borne by Northwestern. Northwestern shall

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

keep any recovery or damages derived therefrom, after reimbursing Licensee’s reasonable out-of-pocket legal costs and expenses incurred in the action, including attorneys’ fees for activities that are not substantially duplicative of those of Northwestern’s counsel, on a pro-rata basis with Northwestern’s reasonable out-of-pocket legal costs and expenses, including attorneys’ fees, incurred in the action.
8.3    In any infringement suit that either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like. No settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of Northwestern, which consent shall not unreasonably be withheld. Licensee shall indemnify Northwestern against any order for costs and/or expenses that may be made against Northwestern unless such suit was brought by Northwestern pursuant to Section 8.2. While Licensee, during the term of this Agreement, shall have the right to consent to a sublicense Northwestern may propose to any alleged infringer for future use of the Patent Rights, Licensee shall not unreasonably withhold its consent.
8.4     In the event that a declaratory judgment action alleging the invalidity or non-infringement of any of the Patent Rights shall be brought other than in the context of a declaratory judgment action arising out of Northwestern’s enforcement pursuant to Section 8.2 or a counterclaim in an enforcement action pursuant to Section 8.2, or there is a need to otherwise defend the Patent Rights, Northwestern shall have the first right within ninety (90) days receipt of notice to control the defense of such action, proceeding or otherwise, and Licensee shall reimburse Northwestern’s reasonable out-of-pocket legal costs and expenses incurred in the action, including attorney’s fees, in accordance with Section 5.8.1.
8.5    In the event Licensee challenges the validity or enforceability of the Patent Rights, Licensee shall provide Northwestern ninety (90) days prior written notice and continue to make all payments required hereunder directly to Northwestern and have no right to pay into escrow or other account any amounts due to Northwestern under this Agreement. For purposes of clarity, Licensee shall not be entitled to any refund or offset for any amounts paid under this Agreement, including any paid prior to or during the period of the challenge even if the Patent Rights are held invalid or unenforceable.
ARTICLE 9 - REPRESENTATIONS, INDEMNIFICATION AND INSURANCE
9.1    Licensee shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold Northwestern, its trustees, directors, officers, employees and Affiliates, harmless against all claims, proceedings, demands and liabilities of any kind whatsoever, including legal expenses and reasonable attorneys’ fees, arising out of or relating to: (a) the death of or injury to any person or persons or out of any damage to property resulting from or attributable to the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Licensed Product(s); (b) the production, manufacture, sale, use, lease, importation, consumption or advertisement of the Licensed Product(s); (c) any obligation of Licensee or any Sublicensee, hereunder; and/or (d) the negligence or willful malfeasance of Licensee or any Sublicensee.
9.2    Licensee shall obtain and carry in full force and effect commercial, general liability insurance which shall protect Licensee and Northwestern with respect to events covered by Section 9.1 above. Such insurance shall be written by a reputable insurance company authorized to do business in the State of Illinois, shall list Northwestern as an additional named insured thereunder, shall be endorsed to include product liability coverage and shall require thirty (30) days written notice to be given to Northwestern prior to any cancellation or material change thereof. By the time of commencement of human clinical trials of any Licensed Product, the limits of such insurance shall not be less than Five Million Dollars ($5,000,000) per occurrence with an aggregate of Fifteen Million Dollars ($15,000,000) for personal injury or death, and Three Million Dollars ($3,000,000) per occurrence with an aggregate of One Million Dollars ($1,000,000) for property damage. Licensee shall provide Northwestern with Certificates of Insurance evidencing the same.
9.3    Northwestern represents that it has the right to enter in this Agreement and except for the forgoing, NORTHWESTERN, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, INVENTORS AND AFFILIATES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE OR WARRANTY GIVEN BY NORTHWESTERN THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE ANY OTHER INTELLECTUAL PROPERTY RIGHTS. IN NO EVENT SHALL EITHER PARTY, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES, INVENTORS AND AFFILIATES BE LIABLE FOR INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY; PROVIDED HOWEVER, THAT NOTHING IN THE FOREGOING SHALL BE INTERPRETED TO PREVENT NORTHWESTERN FROM ENFORCING ITS INTELLECTUAL PROPERTY RIGHTS INCLUDING TO RECOVER TREBLE DAMAGES FOR THE WILLFUL INFRINGEMENT THEREOF.
ARTICLE 10 - TERM AND TERMINATION
10.1    This Agreement shall commence on the Effective Date and unless sooner terminated as provided for below, continue in full force and effect until the expiration of the last to expire of any Patent Rights (“term of this Agreement”). In the event that the Agreement expires without early termination, the license granted under Section 2.1 with respect to the Know-How shall automatically

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

become a non-exclusive, irrevocable, fully-paid license to use and/or sublicense the use of Know-How to make, have made, use, sell, offer to sell and import the Licensed Products in each country where such license had previously been in effect. In the event one or more countries are eliminated from the scope of the license pursuant to Section 10.4 or Article 7, the license provided in this Section 10.1 shall not apply to such countries.
10.2    Licensee shall have the right to terminate this Agreement anytime by giving Northwestern ninety (90) days written notice.
10.3    If either party commits a material breach of this Agreement, then the other party may, at its option, send a written notice to the party in breach that it intends to terminate this Agreement. If the party in breach does not cure the breach within thirty (30) days from the notice date, then the other party shall have the right to terminate this Agreement in whole or in part immediately upon the date of mailing of a written notice of termination to the party in breach.
10.4    In addition to Northwestern’s rights under Section 10.3, Northwestern shall have the right to terminate this Agreement in whole or in part, or render the grant of rights non-exclusive at any time, if Licensee: (a) has not complied with Article 4; and/or (b) is not demonstrably engaged by itself or through strategic relationships in research, development, manufacturing, marketing, as appropriate, to put additional Licensed Products into commercial use consistent with the diligence requirements of Section 2.2 and Article 4; provided that so long as the foregoing does not pertain to Section 2.2, Licensee has been given notice and a chance to cure in accordance with Section 4.3.
10.5    This Agreement terminates immediately if: (a) Licensee makes any general assignment for the benefit of its creditors; (b) a petition is filed by or against Licensee, or any proceeding is initiated against Licensee as a debtor, under any bankruptcy or insolvency law, unless the laws then in effect void the effectiveness of this provision; or (c) a receiver, trustee, or any similar officer is appointed to take possession, custody, or control of all or any part of Licensee’s assets or property.
10.6    Northwestern does not license its rights to entities that sue Northwestern and as such, Northwestern may immediately terminate this Agreement if Licensee brings any action or proceeding against Northwestern other than for breach of this Agreement, or fails to terminate any sublicense agreement in the event such Sublicensee brings an action or proceeding challenging the validity or enforceability of the Patent Rights or Know-How.
10.7    The termination or expiration of this Agreement does not relieve either party of its rights and obligations that have previously accrued and rights and obligations that by their nature prescribe continuing rights and obligations shall survive the termination or expiration of this Agreement, including Article 3 (Confidential Information), Article 5 (Payment and Reports), Article 6 (Records and Audit), Article 9 (Representations, Indemnification and Insurance), Article 12 (Dispute Resolution) and Article 14 (General). Except as provided in Section 10.1, upon the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

termination or expiration of this Agreement, all rights granted immediately revert to Northwestern. All Confidential Information provided to Receiving Party hereunder shall be returned or destruction certified to Disclosing Party, at Disclosing Party’s election. Licensee and its Sublicensees shall provide an accounting for and pay, within thirty (30) days of termination or expiration, all payments then due, including royalties accrued up to the date of such expiration or termination and any minimum royalties, prorated as of the date of expiration or termination by the number of days elapsed in the applicable calendar year. In the event of termination for breach by Licensee, Licensee agrees to no longer use any of the then-existing Patent Rights or Know-How under which it has been granted a license and will promptly provide and hereby irrevocably licenses to Northwestern on a non-exclusive, non-transferable basis the right to use and have used, without further obligation, Licensee’s regulatory data and approvals regarding Licensed Products. For purposes of clarity, the foregoing obligation shall be required of any Sublicensee under the Patent Rights or Know-How in the event the Sublicensee has breached its agreement with Licensee. Notwithstanding the foregoing, nothing in this Agreement shall prevent Licensee after termination from practicing any unpatented technology, including unpatented Know-How, that is publicly available.
ARTICLE 11 – ASSIGNMENT
11.1    Due to the nature and purpose of this Agreement, the parties agree that a material element of this Agreement is that Northwestern has selected Licensee to serve as the licensee under this Agreement based on the representations made by Licensee that it has the unique experience, expertise and resources necessary to enable it to perform the obligations of the license hereunder. Accordingly, the parties agree that this Agreement, including the license granted hereunder, and the obligations of Licensee hereunder shall not be assigned, delegated (except as provided for in Article 2), or otherwise transferred by Licensee without the prior written consent of Northwestern, such consent not to be unreasonably withheld, provided, however, that such consent shall not be required if Licensee assigns this Agreement in whole, or makes a Partial Assignment, in connection with a merger, acquisition, or sale or other disposition of all or substantially all of Licensee’s business relating to the rights licensed hereunder that are being assigned; further provided that in all cases the assignee or transferee entity must have agreed in writing to assume and comply with Licensee’s obligations under, and to be bound by, this Agreement and any applicable sublicense granted by Licensee under this Agreement. Any purported assignment, delegation or transfer in contravention with this Agreement, including Sections 2.8 and 11.1, shall be null and void. This Agreement shall be binding on and inure to the sole benefit of the parties and their permitted successors and assigns.
11.2    It is the understanding of the parties that in the event a bankruptcy petition is filed by or against Licensee, or any proceeding is initiated against Licensee as a debtor under any bankruptcy or insolvency law, applicable law excuses Northwestern from accepting performance from or rendering performance to an entity other than Licensee, and Licensee, or the trustee operating on behalf of Licensee, shall be prohibited from assigning, delegating, or otherwise transferring the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

license granted hereunder and/or the obligations of Licensee hereunder without the prior written consent of Northwestern.
ARTICLE 12 - DISPUTE RESOLUTION
12.1    In any dispute arising out of or relating to this Agreement, the parties agree that the first recourse shall be to attempt to amicably resolve the dispute with a sufficiently authorized member of each party. A party asserting the existence of a dispute shall provide the other party with a written statement of the facts, and including copies of such documents as that party believes are relevant to the dispute (“Notice of Dispute”). Within ten (10) days of receipt of the Notice of Dispute, the receiving party shall provide a written response stating such facts, and including copies of such documents as the receiving party believes are relevant to the dispute. Unless such dispute is resolved within ten (10) days after delivery of such response, the parties’ representatives shall meet in person to attempt to amicably resolve the dispute, which meeting shall be at the location requested by the receiving party unless otherwise agreed by the parties. The parties are not waiving their right to seek and obtain specific performance, injunctive relief or any other equitable remedy that may be available.
12.2    The parties agree that any dispute which cannot be amicably resolved by the parties pursuant to Section 12.1 shall be resolved by binding Alternative Dispute Resolution (“ADR”) in the manner set forth in Section 12.3 through Section 12.5.
12.3    If a party intends to commence ADR to resolve a dispute, such party shall provide written notice to the other party informing the other party of such intention and the issues to be resolved. Within ten (10) business days after its receipt of such notice, the other party may, by written notice to the party initiating ADR, add additional issues to be resolved (“Disputed Issues”). If the parties cannot agree upon the selection of a neutral within twenty (20) business days following receipt of the original ADR notice, a neutral shall be selected by the International Institute for Conflict Prevention & Resolution, Inc., 575 Lexington, New York, New York 10022 (http://www.cpradr.org). The neutral shall be a single individual having experience in the nanotechnology industry and university technology transfer who shall preside in resolution of the Disputed Issues between the parties. The neutral selected shall not be an employee, director or shareholder of either party or an Affiliate or Sublicensee.
12.4    Each party shall have ten (10) business days from the date the neutral is selected to object in good faith to the selection of that person. If either party makes such an objection, the then President of the CPR shall, as soon as possible thereafter, select another neutral under the same conditions as set forth above. This second selection shall be final.
12.5    The ADR shall be conducted in the following manner:
(a)No later than forty-five (45) days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)At least five (5) days prior to the hearing, each party must submit to the neutral and serve on the other party a proposed ruling on each issue to be resolved. Such proposed ruling shall contain no argument on or analysis of the facts or issues, and shall be limited to not more than fifty (50) pages.
(c)The neutral shall not require or permit any discovery by any means, including depositions, interrogatories or production of documents.
(d)Each party shall be entitled to no more than eight (8) hours of hearing to present testimony or documentary evidence. The testimony of both parties shall be presented during consecutive calendar days. Such time limitation shall apply to any direct, cross or rebuttal testimony, but such time limitation shall only be charged against the party conducting such direct, cross or rebuttal testimony. It shall be the responsibility of the neutral to determine whether the parties have had the eight (8) hours to which each is entitled.
(e)Each party shall have the right to be represented by counsel. The neutral shall have the sole discretion with regard to the admissibility of any evidence.
(f)The neutral shall rule on each disputed issue within thirty (30) days following the completion of the testimony of both parties. Such ruling shall adopt in its entirety the proposed ruling of one of the parties on each disputed issue.
(g)ADR shall take place in Chicago, Illinois. Except as provided in Section 14.2, all costs incurred for a hearing room shall be shared equally between the parties.
(h)The neutral shall be paid a reasonable fee plus expenses, which fees and expenses shall be shared equally by the parties except as provided in Section 14.2.
(i)The ruling shall be binding on the parties and may be entered as an enforceable judgment by a state or federal court having jurisdiction of the parties.
12.6    This Article 12 shall survive any expiration or termination of this Agreement.
ARTICLE 13 - NOTICES AND PAYMENTS
Any payment or notice pursuant to this Agreement shall be provided in writing and shall be deemed sufficiently made or given on the first business day following delivery to overnight express carrier, courier charges prepaid, on the fourth business day following delivery to certified or registered first class mail, postage prepaid, on the date of facsimile transmission (which is confirmed and provided that a copy of such notice is promptly sent by one of the other means for providing notice set forth in this section), or on the date of e-mail transmission (provided that the sender has no actual notice of non-receipt by the recipient and a copy of such notice is promptly sent by one of the other means for providing notice set forth in this section), and addressed to such Party as set forth below or as it shall designate by written notice given to the other Party.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

In the case of Northwestern:	Executive Director of Innovation and New Ventures
(INVO)
Innovation and New Ventures Office
Northwestern University
1800 Sherman Avenue, Suite 504
Evanston, Illinois 60201

With a copy to:	Office of General Counsel
Northwestern University
633 Clark Street
Evanston, Illinois 60208

In the case of Licensee:	Exicure, Inc.
8045 Lamon Avenue, Suite 410
Skokie, IL 60077
Attention: CFO
ARTICLE 14 – GENERAL
14.1    Severability In the event any provision of this Agreement is held to be invalid or unenforceable, the valid or enforceable portion thereof in any other jurisdiction and the remaining provisions of this Agreement will remain in full force and effect. The parties desire the terms herein to be valid and enforced to the maximum extent not prohibited by law, regulation or court order in a given jurisdiction and as such, any invalid or unenforceable terms will be promptly reformed by the parties to effectuate the intent of the parties as evidenced on the Effective Date.
14.2    Applicable Law This Agreement is made in accordance with and shall be governed and construed under the laws of the state of Illinois, excluding any choice of law rules. In any litigation, ADR or arbitration arising out of or relating to this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys’ and arbitrators’ fees, and court and arbitration costs.
14.3    Entire Agreement This Agreement is a restatement of the Original License Agreement between the parties, and including Appendices A-C (incorporated herein by reference) and any other written agreement between the parties with an effective date prior to or on the Effective Date (other than the Original License Agreement) constitutes the entire, final, complete and exclusive agreement between the parties with respect to the subject matter of this Agreement. The parties have a Confidential Disclosure Agreement effective September 23, 2011 (“CDA”). For purposes of clarity, the obligations of the parties under the CDA for subject matter licensed under this Agreement terminates with the execution of this Agreement, and all disclosures made under the CDA regarding such subject matter are considered disclosures made hereunder and governed by this Agreement. The CDA survives for disclosures made thereunder prior to or after the Effective

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Date of this Agreement that do not become subject matter licensed under this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. Each party acknowledges that it was provided an opportunity to seek advice of counsel and as such this Agreement shall not be construed for or against the drafter.
14.4    Headings The headings for each article and section in this Agreement have been inserted for convenience or reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.
14.5    Independent Contractors Nothing contained in this Agreement shall place the parties in a partnership, joint venture or agency relationship and neither party shall have the right or authority to obligate or bind the other party in any manner.
14.6    Use of Names Licensee shall not use the name of any inventor listed in the Patent Rights, of any institution with which an inventor has been or is connected, or the name or trademarks, trade dress of Northwestern, or any adaptation thereof in any advertising, promotional or sales literature, without prior written consent obtained from Northwestern in each case, except that the parties may state that Licensee is licensed under the Patent Rights and Know-How and Licensee may use the name of any such inventors or institutions if authorized in writing by the applicable inventor or institution and a copy of such authorization is provided to Northwestern. Northwestern shall not use the name or trademarks, trade dress of Licensee or its Affiliates, or any adaptation thereof in any advertising, promotional or sales literature, without prior written consent obtained from Licensee in each case, except that the parties may state that Licensee is licensed under the Patent Rights and Know-How. A party may issue a press release or other form of public announcement regarding the execution of this Agreement only after the other party has given its written approval, provided that such approval will not be unreasonably withheld. Under no circumstances shall Licensee directly or indirectly imply, state or otherwise represent that Northwestern endorses Licensee, any Sublicensee or the Licensed Product.
14.7    Waiver Any waiver (express or implied) by either party of any term of this Agreement shall not constitute a waiver of any other or subsequent breach. The delay or failure to assert a right or to insist upon compliance with any term of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. A valid waiver must be executed in writing and signed by the party granting the waiver.
14.8    Counterparts This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument.
14.9    Export Controls It is understood that Northwestern is subject to U.S. laws and regulations controlling the export of technical data, computer software, laboratory prototypes, and other commodities that may require a license from the applicable agency of the U.S. Government and/or may require written assurances by Licensee that it will not export data or commodities to certain foreign countries without prior approval of such agency. Northwestern neither represents that a license is required, nor that, if required, it will be issued.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

In Witness Whereof, the parties have executed this Agreement as of the last signature hereto, effective as of the Effective Date.

NORTHWESTERN UNIVERSITY		EXICURE, INC.

/s/ Alicia Löffler, Ph.D.		/s/ David A. Giljohann, Ph.D.
Alicia Löffler, Ph.D.		David A. Giljohann, Ph.D.
Associate Vice President for Research, and Executive Director, INVO		Chief Executive Officer
Date:	8/18/15	Date:	15 Aug 2015

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX A
Patent Rights

NU ID	Filing Date	Application Number	Patent Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

1
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NU ID	Filing Date	Application Number	Patent Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

2
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

NU ID	Filing Date	Application Number	Patent Number	Application Type	Country	Status	Title
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

3
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX B
Patent Rights

NU #	Application Number	Application Title	Application Type	Status	Country Code	File Date
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****
	*****		*****	*****	*****	*****
	*****		*****	*****	*****	*****
* Restricted Subject Matter in the U.S. Patent Rights identified as corresponding with all Patent Rights in which the "*" appears in the NU# column is qualitative or quantitative in vitro analysis, testing, measurement, or detection of the following specific field subset and target combinations (including products that incorporate in vivo harvesting of test samples for ex vivo testing):

Biodiagnostics Field Subsets	Targets
Human and animal testing (Includes pharmaceutical and biotechnology discovery and development)	Nucleic acids, proteins, peptides, amino acids, metabolites, therapeutic drugs, drugs of abuse, hormones, sugars, lipids and lipoproteins
Plants	Nucleic acids, proteins, peptides, phytotoxins
Environmental	Pathogens, toxins and biological contaminants
For purposes of clarity, the Restricted Subject Matter does not include:
(a)therapeutics (including in vitro and in vivo therapy and controlling, modulating, or otherwise affecting gene expression);
(b)technology relating to or derived from dip-pen nanolithography;
(c)environmental applications other than as set forth above;
(d)prismatic particles (including methods of manufacture and uses thereof); and
(e)coordination polymers (including methods of manufacture and uses thereof).

4
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

APPENDIX C
Commercial Development Plan and Summary Report
COMMERCIAL DEVELOPMENT PLAN
The commercial development plan required under Section 4 of the Agreement shall include at least the following information:
A.Company Information
Funding information of Licensee (and Sublicensees, if any) regarding Licensed Products.
Key individuals in the research, development and commercialization of the Patent Rights.
B.Licensed Products (must specifically discuss each NU disclosure by invention disclosure number)
1.Research and Development Plan
To commercialization:
Overall research and development requirements for commercial sale
Key milestones and projected dates
Estimated total development time and expenditure
For the next 12 months:
Annual research and development objectives
Annual timeline and budget, including to whom activities will be sublicensed or     subcontracted
Milestones for annual research and development and projected dates
2.Regulatory Approvals
Description of required regulatory approval process
Projected timeline and progress on that continuum
3.Competitive Analysis
Potential competitors and their respective products
Known competitor’s plans, developments, technical achievements, product launch
4.Sales
Proposed business model, market approach, business goals
Anticipated date of first commercial sale
Sales forecast - 5 years
C.Annual Update
Licensee’s discussion of the results for the reporting period

5
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Explanation if Licensee’s progress differs in any material way from projected
An updated Commercial Development Plan for the next annual period, including Summary Report (see attachment)
Confirmation that Licensee is a “small business concern” for 35 U.S.C. § 200 et al., and a “small entity” for patent purposes
Any additional information required under the Agreement and data reasonably required to evaluate Licensee’s performance under the Agreement

6
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.